Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350 By The Chief Financial Officer,

As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

I, Raymond L Arthur, Executive Vice President – Chief Financial Officer of Toys “R” Us, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Annual Report on Form 10-K of the Company for the annual period ended January 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond L. Arthur
Raymond L. Arthur
Executive Vice President – Chief Financial Officer
(Principal Financial Officer)
April 29, 2005